Exhibit 99.1
MariMed Reports Fourth Quarter
and Full Year 2024 Earnings

NORWOOD, MA, March 5, 2025 - MariMed Inc. (“MariMed” or the “Company”) (CSE: MRMD) (OTCQX: MRMD), a leading multi-state cannabis operator focused on improving lives every day, today announced its financial results for the fourth quarter and year ended December 31, 2024.

MariMed CEO Jon Levine commented, “We’re pleased to report record revenues and improved adjusted EBITDA for MariMed. I continue to believe we own one of the strongest portfolios of cannabis brands in the industry, which helped us drive annual wholesale revenue growth of 29 percent. Our brands continue to gain market share in all our core markets, with Betty’s Eddies™ fruit chews currently the top-selling edible in Massachusetts and Maryland. Looking ahead to 2025, we have a number of levers to fuel our growth, including: a full year of financial contribution after completing the build-out or expansion of 10 revenue-generating assets over the past two years; continued wholesale gains in Illinois, Missouri, and Maryland; the consolidation of Delaware’s First State Compassion Center into MariMed as the state prepares for adult-use sales; and accretive M&A activity that will support expanded market penetration for our brands in new and existing states.”

MariMed CFO Mario Pinho commented, ”MariMed continues to maintain one of the strongest balance sheets in the cannabis industry, and we are pleased to report that we successfully achieved our revised 2024 financial guidance for revenue growth and adjusted EBITDA. Looking ahead, we are well positioned to leverage our brands and talent to drive continued top-line growth and further enhance profitability in 2025. As we navigate the evolving industry landscape, we remain focused on executing our strategy of delivering the best brands to our customers and delivering long-term value to our shareholders.”

Financial Highlights1

The following table summarizes the Company's consolidated financial highlights (in millions, except percentage amounts):

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue	$39.0	$38.9	$158.0	$148.6
GAAP Gross margin	33%	45%	40%	44%
Non-GAAP Gross margin	43%	46%	43%	45%
GAAP Net loss	$(8.2)	$(10.1)	$(12.1)	$(16.0)
Non-GAAP Net (loss) income	$(3.0)	$1.4	$(3.3)	$(0.8)
Non-GAAP Adjusted EBITDA	$5.9	$5.2	$19.6	$24.7
Non-GAAP Adjusted EBITDA margin	15%	14%	12%	17%

1 See the reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures and additional information about non-GAAP measures in the section entitled “Discussion of Non-GAAP Financial Measures” below and in the financials information included herewith.

CONFERENCE CALL

MariMed management will host a conference call on Thursday, March 6, 2025 at 8:00 a.m. Eastern time, to discuss these results. The conference call may be accessed through MariMed’s Investor Relations website, or by clicking the following link: https://app.webinar.net/mdeoQ7DV1pr.

FOURTH QUARTER 2024 OPERATIONAL HIGHLIGHTS

During the fourth quarter, the Company announced the following developments in the implementation of its strategic growth plan:

•October 14: Commenced growing operations in its new cultivation facility in Mt. Vernon, Illinois. The new facility allows the Company to grow its award-winning, high-quality Nature's HeritageTM flower for distribution throughout the state. The Company expects the first harvest to be on shelves this month.
•October 30: Announced the commencement of manufacturing operations in Missouri. The Company began wholesale distribution of its branded products throughout the state in late December 2024.

OTHER DEVELOPMENTS

Subsequent to the end of the fourth quarter, the Company announced the following development:

•March 3: The state of Delaware approved the Company as the owner of First State Compassion Center (“FSCC”), that state’s leading vertical cannabis operator. Prior to the consolidation of FSCC’s cultivation and processing facilities and two dispensaries into MariMed, the Company had been providing management services to FSCC since 2014.

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

MariMed’s management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of its business, making operating decisions, and planning and forecasting future periods. The Company has provided in this release several non-GAAP financial measures: Non-GAAP Gross margin, Non-GAAP Net income (loss), Non-GAAP Adjusted EBITDA and non-GAAP Adjusted EBITDA margin, as supplements to Revenue, Gross margin, Net (loss) income and other financial measures prepared in accordance with GAAP.

Management believes these non-GAAP financial measures are useful in reviewing and assessing the performance of the Company, and when planning and forecasting future periods, as they provide meaningful operating results by excluding the effects of expenses that are not reflective of its operating business performance. In addition, the Company’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods and for financial and operational decision-making. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.

Management believes that investors and analysts benefit from considering non-GAAP financial measures in assessing the Company’s financial results and its ongoing business, as it allows for meaningful comparisons and analysis of trends in the business. In particular, non-GAAP adjusted EBITDA is used by many investors and analysts themselves, along with other metrics, to compare financial results across accounting periods and to those of peer companies.

As there are no standardized methods of calculating non-GAAP financial measures, the Company’s calculations may differ from those used by analysts, investors and other companies, even those within the cannabis industry, and therefore may not be directly comparable to similarly titled measures used by others.

Management defines non-GAAP Adjusted EBITDA as income from operations, determined in accordance with GAAP, excluding the following items:

•depreciation of fixed assets;
•amortization of acquired intangible assets;
•Impairment or write-downs of intangible assets;
•inventory revaluation;
•stock-based compensation;
•severance;
•legal settlements; and
•acquisition-related and other expenses.

For further information, please refer to the publicly available financial filings available on MariMed's Investor Relations website, as filed with the U.S. Securities and Exchange Commission, or as filed with the Canadian securities regulatory authorities on the SEDAR website.

ABOUT MARIMED

MariMed Inc., a multi-state cannabis operator, is dedicated to improving lives every day through its high-quality products, its actions, and its values. The Company develops, owns, and manages seed to sale state-licensed cannabis facilities, which are models of excellence in horticultural principles, cannabis cultivation, cannabis-infused products, and dispensary operations. MariMed has an experienced management team that has produced consistent growth and success for the Company and its managed business units. Proprietary formulations created by the Company’s technicians are embedded in its top-selling and award-winning products and brands, including Betty’s Eddies, Nature’s Heritage, InHouse, Bubby’s Baked, K Fusion, Kalm Fusion, and Vibations: High + Energy, which are trademarks of MariMed Inc. For additional information, visit www.marimedinc.com.

IMPORTANT CAUTION REGARDING FORWARD-LOOKING STATEMENTS:

The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding projected financial results for 2023, including management’s belief that it will have its fourth consecutive year of positive operating cash flow, anticipated openings of dispensaries and facilities, timing of regulatory approvals, plans and objectives of management for future operations, are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current beliefs and assumptions regarding our business, timing of regulatory approvals, the ability to obtain new licenses, business prospects and strategic growth plan, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties, and other important factors, including, among others, reductions in customer spending, our ability to recruit and retain key personnel, and disruptions from the integration efforts of acquired companies.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results of operations. These statements are not a guarantee of future performance and involve risk and uncertainties that are difficult to predict, including, among other factors, changes in demand for the Company’s services and products, changes in the law and its enforcement, and changes in the economic environment. Additional information regarding these and other factors can be found in our reports filed with the U.S. Securities and Exchange Commission. In providing these forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

All trademarks and service marks are the property of their respective owners.

Company Contact:
Howard Schacter, Chief Communications Officer
Email: hschacter@marimedinc.com
Phone: (781) 277-0007

# # #

MariMed Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$7,282	$14,645
Accounts receivable, net	8,742	7,199
Inventory	33,488	25,306
Deferred rents receivable	556	630
Notes receivable, current portion	52	52
Investments, current portion	—	88
Other current assets	3,389	3,512
Total current assets	53,509	51,432
Property and equipment, net	94,167	89,103
Intangible assets, net	18,639	17,012
Goodwill	15,812	11,993
Investments, net of current portion	—	221
Notes receivable, net of current portion	840	814
Operating lease right-of-use assets	8,730	9,716
Finance lease right-of-use assets	4,073	3,295
Other assets	11,219	12,537
Total assets	$206,989	$196,123

Liabilities, mezzanine equity and stockholders’ equity
Current liabilities:
Mortgages and notes payable, current portion	$5,126	$723
Accounts payable	13,189	9,001
Accrued expenses and other	4,435	3,549
Income taxes payable	21,922	14,434
Operating lease liabilities, current portion	1,988	1,945
Finance lease liabilities, current portion	2,018	1,210
Total current liabilities	48,678	30,862
Mortgages and notes payable, net of current portion	69,860	65,652
Operating lease liabilities, net of current portion	7,549	8,455
Finance lease liabilities, net of current portion	1,926	2,140
Other liabilities	100	100
Total liabilities	128,113	107,209

Commitments and contingencies

Mezzanine equity:
Series B convertible preferred stock	14,725	14,725
Series C convertible preferred stock	4,275	4,275
Total mezzanine equity	19,000	19,000

Stockholders’ equity:
Common stock	381	375
Additional paid-in capital	173,366	171,144
Accumulated deficit	(112,119)	(99,955)
Noncontrolling interests	(1,752)	(1,650)
Total stockholders’ equity	59,876	69,914
Total liabilities, mezzanine equity, and stockholders’ equity	$206,989	$196,123

MariMed Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2024	2023	2024	2023

Revenue	$39,002	$38,899	$157,964	$148,598
Cost of revenue	26,293	21,582	95,096	82,679
Gross profit	12,709	17,317	62,868	65,919

Gross margin	32.6%	44.5%	39.8%	44.4%

Operating expenses:
Personnel	6,381	6,421	27,059	22,612
Marketing and promotion	1,218	1,580	6,664	5,977
General and administrative	6,574	6,612	25,618	22,132
Acquisition-related and other	146	48	951	695
Bad debt	(205)	245	(336)	118
Total operating expenses	14,114	14,906	59,956	51,534

(Loss) income from operations	(1,405)	2,411	2,912	14,385

Interest and other (expense) income:
Interest expense	(1,886)	(1,558)	(6,944)	(9,185)
Interest income	38	27	114	270
Loss on extinguishment of debt	—	(10,431)	—	(10,431)
Other expense, net	—	(79)	(50)	(1,635)
Total interest and other expense, net	(1,848)	(12,041)	(6,880)	(20,981)

Loss before income taxes	(3,253)	(9,630)	(3,968)	(6,596)
Provision for income taxes	4,948	509	8,159	9,411

Net loss	(8,201)	(10,139)	(12,127)	(16,007)
Less: Net income attributable to noncontrolling interests	3	30	37	24
Net loss attributable to common stockholders	$(8,204)	$(10,169)	$(12,164)	$(16,031)

Net loss per share attributable to common stockholders:
Basic	$(0.02)	$(0.03)	$(0.03)	$(0.04)
Diluted	$(0.02)	$(0.03)	$(0.03)	$(0.04)

Weighted average common shares outstanding:
Basic	381,249	376,006	379,153	363,403
Diluted	381,249	376,006	379,153	363,403

MariMed Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Year ended
	December 31,
	2024	2023
Cash flows from operating activities:
Net loss attributable to common stockholders	$(12,164)	$(16,031)
Net income attributable to noncontrolling interests	37	24
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of property and equipment	7,910	5,549
Amortization of intangible assets	2,948	3,025
Stock-based compensation	1,050	1,020
Amortization of warrants issued as payment for services received	218	—
Amortization of original debt issuance discount	—	232
Amortization of debt discount	358	2,851
Amortization of debt issuance costs	73	—
Payment-in-kind interest	104	366
Bad debt (income) expense	(336)	118
Obligations settled with common stock	10	465
Loss on disposal of assets	13	906
Gain on finance lease adjustment	—	(31)
Writedown of prepaid purchase consideration	—	200
Loss on extinguishment of debt	—	10,431
Loss on changes in fair value of investments	145	76
Changes in operating assets and liabilities:
Accounts receivable, net	(1,207)	(3,160)
Inventory	(8,182)	(5,829)
Deferred rents receivable	74	74
Other current assets	883	4,500
Other assets	1,421	(356)
Accounts payable	4,188	2,375
Accrued expenses and other	1,754	(1,840)
Income taxes payable	7,488	2,945
Net cash provided by operating activities	6,785	7,910

	Year ended
	December 31,
	2024	2023

Cash flows from investing activities:
Purchases of property and equipment	(11,960)	(20,130)
Business acquisitions, net of cash acquired	(4,250)	(2,987)
Advances toward future business acquisitions	(100)	(1,125)
Purchases of investments	—	(261)
Purchases and renewals of cannabis licenses	(712)	(626)
Issuance of notes receivable	—	(879)
Proceeds from notes receivable	50	99
Return on investment	44	—
Proceeds from disposal of assets	22	—
Due from third party	(227)	(76)
Net cash used in investing activities	(17,133)	(25,985)

Cash flows from financing activities:
Proceeds from term loan	—	29,100
Proceeds from Construction to Permanent Commercial Real Estate Mortgage Loan	5,077	53,618
Proceeds from mortgages	1,163	—
Payment of third-party debt issuance costs in connection with debt	—	(3,339)
Principal payments of term loan	—	(1,800)
Repayment and retirement of term loan, including paid-in-kind interest	—	(28,541)
Payment of penalties on early retirement of debt	—	(4,251)
Principal payments of mortgages	(382)	(585)
Repayment and retirement of mortgages	—	(12,595)
Principal payments of promissory notes	(1,177)	(2,370)
Repayment and retirement of promissory notes	—	(5,503)
Proceeds from exercise of stock options	—	109
Principal payments of finance leases	(1,557)	(702)
Distributions	(139)	(158)
Net cash provided by financing activities	2,985	22,983

Net (decrease) increase to cash and cash equivalents	(7,363)	4,908
Cash and cash equivalents at beginning of year	14,645	9,737
Cash and cash equivalents at end of year	$7,282	$14,645

MariMed Inc.
Reconciliation of Non-GAAP and GAAP Financial Measures
(in thousands, except percentages)
(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2024	2023	2024	2023
Non-GAAP Adjusted EBITDA
GAAP (Loss) income from operations	$(1,405)	$2,411	$2,912	$14,385
Depreciation and amortization of property and equipment	2,161	1,711	7,910	5,549
Amortization of acquired intangible assets	883	844	2,948	3,025
Inventory revaluation	3,667	—	3,667	—
Stock-based compensation	278	219	1,050	1,020
Severance	211	—	211	—
Acquisition-related and other	146	48	951	695
Adjusted EBITDA	$5,941	$5,233	$19,649	$24,674

Non-GAAP Adjusted EBITDA Margin (Non-GAAP adjusted EBITDA as a percentage of revenue)
GAAP (Loss) Income from operations	(3.6%)	6.2%	1.8%	9.7%
Depreciation and amortization of property and equipment	5.5%	4.4%	5.0%	3.7%
Amortization of acquired intangible assets	2.3%	2.2%	1.9%	2.0%
Inventory revaluation	9.4%	—%	2.3%	—%
Stock-based compensation	0.7%	0.6%	0.7%	0.7%
Severance	0.5%	—%	0.1%	—%
Acquisition-related and other	0.4%	0.1%	0.6%	0.5%
Adjusted EBITDA margin	15.2%	13.5%	12.4%	16.6%

GAAP Gross margin	32.6%	44.5%	39.8%	44.4%
Inventory revaluation	9.4%	—%	2.3%	—%
Amortization of acquired intangible assets	1.3%	1.1%	1.0%	1.0%
Non-GAAP Gross margin	43.3%	45.6%	43.1%	45.4%

GAAP Net loss	$(8,201)	$(10,139)	$(12,127)	$(16,007)
Inventory revaluation	3,667	—	3,667	—
Stock-based compensation	278	219	1,050	1,020
Amortization of acquired intangible assets	883	844	2,948	3,025
Severance	211	—	211	—
Acquisition-related and other	146	48	951	695
Loss on extinguishment of debt	—	10,431	—	10,431
Non-GAAP Net (loss) income	$(3,016)	$1,403	$(3,300)	$(836)

MariMed Inc.
Supplemental Information
Revenue Components
(in thousands)
(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2024	2023	2024	2023
Product revenue:
Product revenue - retail	22,177	23,877	91,530	95,517
Product revenue - wholesale	16,212	13,738	62,895	48,788
Total product revenue	38,389	37,615	154,425	144,305
Other revenue	613	1,284	3,539	4,293
Total revenue	$39,002	$38,899	$157,964	$148,598